UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2011

EnergyConnect Group, Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

901 Campisi Way, Suite 260, Campbell, CA		95008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 370-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2011, pursuant to the Agreement and Plan of Merger, dated as of March 2, 2011 (the “Merger Agreement”), by and among EnergyConnect Group, Inc. (“ECI”), Johnson Controls Holding Company, Inc. (“JCI Holding”) and Eureka, Inc., an Oregon corporation and wholly owned subsidiary of JCI Holding (“Merger Sub”), Merger Sub merged with and into ECI (the “Merger”), with ECI surviving as a wholly owned subsidiary of JCI Holding.

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, each share of ECI’s common stock, no par value (“ECI common stock”), that is not owned by JCI Holding or its subsidiaries was converted in to the right to receive $0.2253 per share in cash.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is included as Annex A in ECI’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on May 3, 2011, and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, ECI has informed the OTC Bulletin Board of the Merger and requested that trading in ECI common stock be suspended and that the ECI common stock be withdrawn from quotation on the OTC Bulletin Board. ECI intends to file a Form 15 to suspend its reporting obligations under Section 13(a) and 15(d) of the Securities Exchange Act of 1934 as soon as practicable.

Item 3.03.	Material Modifications to Rights of Security Holders.

Upon completion of the Merger, each share of ECI common stock was converted in to the right to receive $0.2253 per share in cash, as further described above in Item 2.01. The information set forth in Item 2.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of the Registrant.

A change in control with respect to ECI occurred on July 1, 2011 when Merger Sub merged with and into ECI, with ECI continuing as the surviving entity and wholly owned subsidiary of JCI Holding. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon completion of the Merger, the Articles of Incorporation of Merger Sub, as amended by the Plan of Merger filed with the Oregon Secretary of State on July 1, 2011, became the Articles of Incorporation of ECI (except that the name of the corporation remained EnergyConnect Group, Inc.). The amended version of the Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Bylaws of Merger Sub became the Bylaws of ECI. The Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits	2.1	Merger Agreement (incorporated by reference to Annex A to ECI’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 3, 2011).

		3.1	Articles of Incorporation of ECI, as amended by the Plan of Merger filed with the Oregon Secretary of State on July 1, 2011.

		3.2	Amended and Restated Bylaws of ECI, effective as of July 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2011.

EnergyConnect Group, Inc.

/s/ Kevin R. Evans
Kevin R. Evans
Chief Executive Officer

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